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                              AVALON CAPITAL, INC.

                                 ANNUAL REPORT

                                August 31, 1996

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
AVALON CAPITAL, INC. is a non-diversified closed-end investment company whose primary investment objective is to provide investors with long-term capital appreciation by investing in a portfolio of securities that possess fundamental investment value and may be purchased at a reasonable cost. To this end, the Fund applies the following investment principles:

       -View each investment as a business

       -Think independently

       -Emphasize high returns

       -Look for sustained business excellence

       -Focus on businesses that consider shareholder interests

       -Seek to pay a reasonable price

       -Invest for the long term

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Avalon Capital, Inc. features a Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows shareholders to acquire additional shares directly from the Fund by automatically reinvesting dividends or making additional investments as often as each month. A more detailed description of the Plan appears on page 16 of this report and in the Fund's prospectus.

ADDITIONAL SALES OF SHARES

Avalon Capital also has a unique interval feature which provides the opportunity for non-shareholders to buy shares directly from the Fund. Unlike most closed-end funds, which trade only over an exchange, Avalon Capital, Inc. may periodically sell additional shares with no sales commission and no minimum or maximum investment limit. The Fund currently makes such offerings on a calendar quarterly basis.

REPURCHASE OF SHARES

Avalon Capital, Inc. trades on the NASDAQ Small Cap Market System under the ticker symbol "MIST." To provide additional shareholder liquidity, each February the Fund offers to repurchase between 5 percent and 25 percent of its outstanding shares at the then-current net asset value. Before each repurchase offer, the Fund will establish a deadline for receiving repurchase requests no more than fourteen days before the repurchase pricing date, which shall be the last business day of February. No less than 21 days and no more than 42 days before the repurchase request deadline, the Fund will give notice of the repurchase offer, including the repurchase request deadline, to each shareholder of record.

The Fund has also been authorized by its Board of Directors, in accordance with
Section 23(c) of the Investment Company Act of 1940, to repurchase its shares in the market from time to time as and when it is deemed advisable by the Fund.* Such purchases will be made at a price not above the market value or the net asset value, whichever is lower, at the time of such purchase. If such purchases are made at prices below net asset value, they will increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

For additional information about Avalon Capital or any of the above programs, please call the Fund at (609) 683-3916.

* Meeting of the Board of Directors, October 18, 1996.

AVALON CAPITAL, INC.
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ANNUAL REPORT                                                 September 16, 1996
--------------------------------------------------------------------------------

Dear Shareholders,

This summer we vacationed at the Basin Harbor Club on Lake Champlain, where we discovered a wonderful family restaurant called the Red Mill, complete with pinball and video machines that were favorites of our three boys. In fact, the two older boys enlisted our three-year-old to keep coming back to our table for more "green flat things" (i.e. dollar bills) so he and his brothers could get more change for more games.

As of the close of our fiscal year on August 31, 1996, the shareholders of Avalon Capital, Inc. also had more "green flat things" since our net asset value per share (NAV) rose this year to $10.51, from $9.95 (the offering price of $10.00 less $0.05 in offering expenses). As of today, the NAV has risen further to $11.00.

I must point out, however, that the progress of the Fund's NAV over such a short period of time isn't very significant to our true goal--substantial long-term appreciation for your Avalon Capital shares.

What is far more important this year is that we've been able to acquire holdings of the type of high-quality companies that we believe are capable of producing such large capital gains. Moreover, in a very high-priced stock market, we've been able to acquire shares of these companies at prices that we feel are reasonable, and occasionally, even bargains.

ASSEMBLING A CHAMPIONSHIP TEAM

In many ways, my job is like that of a NFL football coach who hopes to put together a team capable of winning the Super Bowl. Such a coach would obviously consider many factors--assistant coaches, plays, facilities, etc. But his number one concern would be the quality of his players.

As Chuck Noll, who coached the Pittsburgh Steelers to a record four Super Bowl wins over a period of seven years, puts it:

    The reason we were able to stay on top as long as we did was that we picked the right people to begin with. They were the kind of people who not only could win, but also could endure.

Since Avalon Capital commenced operations on November 20, 1995, we've acquired some great business "players". Several are already well-known business champions, and we believe a few others will become so. And the cash reserves that remain in the Fund will allow us to acquire a few more such businesses in the coming months to complete our team.

WHAT WE LOOK FOR IN A PLAYER

With the stock market setting a record high last May, I've been asked often if it might not be better to wait to select our players. The answer is not really. If you're following our strategy of long-term investing, and you can find the right company at the right price, then the only mistake you can really make is to not go ahead with your purchase.

The reason is simple. The way you make money in common stocks over long periods of time is through the increase in the value of a company's shares due to an increase in the company's earnings. If you wait to buy a

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AVALON CAPITAL, INC.
SHAREHOLDER LETTER

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great company, you can miss out on the compounding effect of outstanding earnings growth. It's a little like planting a seed; the longer you wait, the longer it will take the plant to grow. (In the same way, selling a good investment is a little like pulling out a promising seedling.)

Coca-Cola provides an interesting example of how growing earnings can translate into long-term appreciation in the price of a stock. Let's say that you had terrible timing and bought Coca-Cola in the summer of 1987, just before the crash, at $6.60, the highest price for the whole year. How would you have done with your investment? The following table gives a summary showing what happened to both Coca-Cola's earnings (an indicator of its economic value) and its share price over the next decade.

             ACTUAL                                      MARKET PRICE
            EARNINGS        X      P/E RATIO      =       (1987 HIGH)
           -----------             ---------             -------------
1987        $    0.30                  22.00               $    6.60


                                                         MARKET PRICE
            ESTIMATED                                      (8/30/96
            EARNINGS        X      P/E RATIO      =         CLOSE)
           -----------             ---------             -------------
1997        $    1.60                  31.25               $   50.00

                                         Sources: Value Line, Barron's

Notice that two factors led to the nearly eight-fold gain in Coca-Cola's share price from $6.60 to $50.00. First, earnings grew dramatically. Second, the stock market began to value Coca-Cola's shares more highly because of its superior economic performance (i.e. Coke's price/earnings ratio increased).

WHAT'S SIMPLE IS NOT ALWAYS EASY

Of course, while all this may sound simple, it's not necessarily easy for several reasons. First, it is impossible to predict earnings for the vast majority of companies. Few companies display a proven ability to increase earnings over a very long (by Wall Street standards) period of time. The result is that companies that meet our criteria are very scarce.

Second, once you've identified one of these companies, it can be difficult to buy it at a reasonable price. Third, conditions can change, so you have to keep an eye on the relative attractiveness of current holdings and evaluate new opportunities. In particular, a poor management team (i.e. new management that proves inept) can reduce the profitability of even a great business.

A BIG MISTAKE THAT INVESTORS MAKE

Unfortunately, most investors don't focus on long-term earnings at all. Instead they make a big mistake by judging the progress of their investment simply by changes in market price. What they are often really seeing is recent popularity of shares--and not necessarily an indicator of current or future value.

Let me give you a vivid example from the great bull market of 1971-72. At that time, a group of "blue chip" companies favored by money managers, mutual funds, and trust companies called the Nifty Fifty sold for an extraordinary average p/e of 80 (to appreciate the magnitude of this number, look back to the P/E column in the Coca-Cola table above). The following description of the period from Roger Lowenstein's biography of Warren Buffett explains what happened next:

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AVALON CAPITAL, INC.
SHAREHOLDER LETTER

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    The Nifty Fifty sank by 80%. Peak to trough, Polaroid went from $149 to
    $14.125. Avon from $140 to $18.625. Morgan Guaranty, the largest pension-fund manager and a Nifty Fifty devotee, lost an estimated two-thirds of its clients' money. Bankers Trust quit buying equities for its trust accounts altogether.

The moral: just because a company's or fund's shares have gone up recently doesn't mean they are a good investment. In fact, superior recent performance which is not supported by a measurable increase in real economic value is a recipe for enormous investment risk.

One of the ironies of today's stock market is that the most expensive companies are often those of the lowest quality (high-tech, Internet companies, etc.). And those of the highest quality, like our companies, are not always that expensive. Someday soon many investors may feel a lot like Wiley Coyote chasing the Road Runner off a cliff in the popular cartoon when they discover that the firm economic footing beneath them is suddenly air.

AVALON CAPITAL'S "INDIRECT" EARNINGS

The key to evaluating Avalon Capital, then, is to analyze its future earnings potential--i.e. estimate its earnings five or ten years from now. Since Avalon Capital is an investment company that owns other companies, its earnings are indirect. You can only calculate them by adding up Avalon Capital's proportionate share of the earnings of each company it owns.

Our job is to maximize these indirect earnings in the future, and we spend a lot of time calculating what the earnings of our companies are likely to be five, ten or more years from now. To help you get a better idea of what we're doing, we're including more company profiles for you as we did in the semi-annual report. Many of the features we consider important in evaluating these companies are included in these profiles, such as the nature of the company's business, its competitive advantages, actions favorable to shareholders (such as share repurchases), and a history of the company's recent earnings.

We hope this information will help you see how we calculate these indirect earnings for Avalon Capital. As Warren Buffett says:

    Investors can benefit by focusing on their own look-through earnings. To calculate these, they should determine the underlying earnings attributable to the shares they hold in their portfolio and total these. The goal of each investor should be to create a portfolio (in effect, a "company") that will deliver him or her the highest possible look-through earnings a decade or so from now.

    An approach of this kind will force the investor to think about long-term business prospects rather than short-term stock market prospects, a perspective likely to improve results. It's true, of course, that, in the long run, the scoreboard for investment decisions is market price. But prices will be determined by future earnings. In investing, just as in baseball, to put runs on the scoreboard one must watch the playing field, not the scoreboard.

                               (Berkshire Hathaway Inc. Annual Report 1991)

DON'T BE AFRAID OF A BEAR MARKET

Once you begin to look at investing by focusing on long-term increases in economic value, a strong stock market looks a little less exciting. Paying a higher price reduces future profit potential. It's a lot like going into a grocery store and finding that ground beef just doubled in price.

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AVALON CAPITAL, INC.
SHAREHOLDER LETTER

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On the other hand, stock market declines, when they occur, offer some unique opportunities. First, cash coming into Avalon Capital (through offerings, the Cash Purchase Plan, dividends, and interest) can be used to buy shares of our companies at better prices.

Second, many of the companies we own are large purchasers of their own stock (i.e. Coca-Cola, American Express, etc.), when it sells below its true value. The effect of such repurchases is to enhance the value for the remaining shareholders.

Third, Avalon Capital's own shares may from time to time trade at a discount to NAV, much like Coca-Cola's. If so, and if the Board approves share repurchases, Avalon Capital could buy in shares which would immediately raise NAV for the remaining shareholders.

FOCUS ON REAL VALUE

My message to you, then, in this first annual letter to our shareholders, is to focus on the real economic value of Avalon Capital and the companies it owns.

Over a substantial period of time (i.e. the next ten to twenty years), this value will be determined by the kinds of companies we own and not by what the stock market does next week, next quarter, or next year. While we can't guarantee future investment results, we believe we've now acquired most of the business "players" we need to have a championship investment team.

          [SIGNATURE]

Daniel E. Hutner
Chairman and President

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AVALON CAPITAL, INC.
COMPANY PROFILES

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These are a few of the companies whose shares Avalon Capital, Inc. holds. These profiles describe each company's business and provide some important financial information. Although past performance does not guarantee future results, the profiles describe the type of company we are seeking for the Avalon Capital portfolio.

AMERICAN INTERNATIONAL GROUP, INC. is a holding company with insurance operations including property and casualty, group life and health, and risk management and agency services. Foreign operations in more than 100 countries and jurisdictions accounted for 47% of total revenues in 1994. Value Line describes the company as follows: "the envy of the insurance industry . . . highest ratings industry-wide . . . combines operational strengths and financial muscle due to its geographical reach, diversified product mix and conservative investment posture . . . . A nearly uninterrupted record of earnings growth merits this stock one of the highest ratings for Earnings Predictability (95)."

Recent news: AIG continues to perform well, with the 1995 Annual Report showing 14 consecutive years of growing revenues and 10 consecutive years of growing earnings. The company has further expanded its presence around the world with recent acquisition/expansion in Mexico, Slovakia, Uzbekistan and Southeast Asia, where the company was originally founded. To quote CEO Maurice Greenberg from AIG's 1995 Annual Report, "Our extensive network in Asia was enhanced early in 1996 when we opened our office in Guangzhou in China's Guangdong Province. We anticipate Guangzhou will repeat the success we are having in Shanghai . . . ."
This global diversification provides a safety factor by allowing AIG to benefit from a broad range of regional economies that don't all rise or decline at the same time.

YEAR                                                                 PER
ENDED                                                               SHARE
--------------------------------------------------  NET INCOME      -----
                                                    -----------
                                                        (IN
                                                     MILLIONS)
1996 (estimated)..................................   $ 2,900.0    $    6.10
1995..............................................     2,510.4         5.30
1994..............................................     2,175.5         4.58
1993..............................................     1,938.8         4.03
1992..............................................     1,625.0         3.40
1991..............................................     1,525.0         3.18

                                                   Source: Value Line

THE COCA-COLA COMPANY dominates the world soft drink market due to both its major brand names and a unique distribution system established over the company's many decades of international growth. Foreign operations accounted for 82% of profits in 1995. In particular, the company is benefiting from the rapid growth of economies and the improvements in living standards in Latin America, Asia, and the former Communist countries of eastern Europe. The extraordinary profitability of its business is reflected in a very high return on equity in 1995 of 56.2%.

Recent news: Coke made headlines this summer when it won over Pepsi's bottling contract in Venezuela, strengthening its position in Latin America even further. Per share earnings were up 16% in the first half of

--------------------------------------------------------------------------------

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AVALON CAPITAL, INC.
COMPANY PROFILES

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--------------------------------------------------------------------------------

1996, as the company continues to benefit from growth in East Central Europe, China, and India. U.S. business has also been strong this year due in part to Coke's large presence at the Atlanta Olympics. Coke now has agreements in place to sponsor all Olympic Games through 2008.

YEAR                                                          PER
ENDED                                                       SHARE*
----------------------------   REVENUES     NET INCOME    -----------
                              -----------  -------------
                                  (IN      (IN MILLIONS)
                               MILLIONS)
1996 (estimated)............   $  19,450     $   3,465     $    1.40
1995........................      18,018         2,986          1.19
1994........................      16,172         2,554          0.99
1993........................      13,957         2,188          0.84
1992........................      13,074         1,884          0.72
1991........................      11,572         1,618          0.61

                                                   Source: Value Line
* Coca-Cola shares split 2-for-1 since this data was reported in our 1996 Semi-Annual Report.

FEDERAL NATIONAL MORTGAGE ASSOCIATION, also known as Fannie Mae, is the country's largest supplier of funds for residential mortgages. It is best described by the following excerpt from its 1994 Annual Report:

    Fannie Mae is a federally chartered and stockholder-owned corporation and is the largest investor in home mortgage loans in the United States. The corporation was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968.

    The corporation provides funds to the mortgage market by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. The corporation acquires funds to purchase loans from many capital market investors that ordinarily may not invest in mortgage loans, thereby expanding the total amount of funds available for housing. Operating nationwide, the corporation helps to redistribute mortgage funds from capital-surplus to capital-short areas.

YEAR                                                            PER
ENDED                                                          SHARE
----------------------------  NET INTEREST    NET INCOME    -----------
                                 INCOME      -------------
                              -------------  (IN MILLIONS)
                              (IN MILLIONS)
1996 (estimated)............    $   3,970      $   2,735     $    2.50
1995........................        3,047          2,144          1.95
1994........................        2,823          2,132          1.94
1993........................        2,533          1,873          1.71
1992........................        2,058          1,623          1.48
1991........................        1,778          1,363          1.33

                                                   Source: Value Line

THE GILLETTE COMPANY is the world's leading manufacturer of shaving products and is also a producer of toiletries, stationary products, toothbrushes, and small household appliances. Its brand names

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                                       6

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AVALON CAPITAL, INC.
COMPANY PROFILES

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include Sensor, Atra, Trac II, Right Guard, Soft and Dri, Paper Mate, Braun, and
Oral-B. Gillette brands are dominant in many markets around the globe, with foreign operations accounting for 70% of sales and 65% of earnings. In particular, Gillette has enormous potential in emerging markets. For example, profits in Africa, the Middle East, and Eastern Europe rose 82% in the first quarter of 1996. On September 12, Gillette announced a friendly takeover of Duracell, making brand-name batteries its number-two product line.

YEAR                                                          PER
ENDED                                                        SHARE
----------------------------   REVENUES     NET INCOME    -----------
                              -----------  -------------
                                  (IN      (IN MILLIONS)
                               MILLIONS)
1996 (estimated)............   $ 7,500.0     $   960.0     $    2.15
1995........................     6,794.7         823.5          1.85
1994........................     6,070.2         698.3          1.57
1993........................     5,410.8         591.0          1.33
1992........................     5,162.8         513.4          1.16
1991........................     4,683.9         427.4          0.97

                                                   Source: Value Line

INTERNATIONAL SPEEDWAY, headquartered in Daytona Beach, Florida, operates a number of well-known motor speedways, including the "super-speedways" in Daytona, Florida and Talledega, Alabama. These speedways are the sites of the Daytona 500 and the Southern 500, two of stock car racing's most popular events. The company also owns motor racing facilities in Darlington, South Carolina; Tucson, Arizona; and Watkins Glen, New York. International Speedway has benefited from the enormous increase in stock car (NASCAR) racing's popularity and much greater spending by corporate America as stock car racing has become an important advertising medium for the makers of brand-name consumer products (i.e. Procter and Gamble's Tide, McDonald's, Coca-Cola, etc.).

Recent news: The continued growth in popularity of motor sports has been very beneficial for International Speedway. Admission income grew again in 1995 due to increases in attendance, increases in certain ticket prices, and increased seating capacity at Daytona, Talladega and Darlington. Increased interest in the sport has also allowed the company to negotiate favorable contracts for broadcast rights, promotional fees, and advertising.

YEAR                                                          PER
ENDED                                                        SHARE
--------------------------    REVENUES          NET          -----
                            -------------     INCOME
                                 (IN       -------------
                             THOUSANDS)         (IN
                                            THOUSANDS)
1995......................    $  83,893      $  18,363     $    8.01
1994......................       70,112         14,566          6.37
1993......................       59,937         12,763          5.59
1992......................       53,479         11,694          5.11
1991......................       47,789         10,287          4.24

                                       Source: Company Annual Reports

WM. WRIGLEY JR. COMPANY is the largest producer and seller of chewing gum in the world. Its brands include Doublemint, Juicy Fruit, Big Red, Extra, Freedent and, through its Amurol subsidiary, the novelty

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                                       7

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AVALON CAPITAL, INC.
COMPANY PROFILES

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products Bubble Tape and SqueezePop. Foreign sales now account for 51% of profits. Sales are expanding rapidly in Eastern Europe, China, the Philippines, and Vietnam. In 1995, Asia/Pacific was the company's fastest growing region. As Chairman William Wrigley puts it in the company's 1995 Annual Report, "Over a relatively short period of time, we have gained access to significant new segments of the world's population, and we want to raise their awareness of the Wrigley name to the same high level that has been achieved in our traditional markets."

YEAR                                                          PER
ENDED                                                        SHARE
--------------------------    REVENUES          NET          -----
                            -------------     INCOME
                            (IN MILLIONS)  -------------
                                           (IN MILLIONS)
1996 (estimated)..........    $ 1,865.0      $   240.0     $    2.05
1995......................      1,754.9          223.7          1.93
1994......................      1,596.6          200.7          1.73
1993......................      1,428.5          174.9          1.50
1992......................      1,286.9          148.6          1.27
1991......................      1,148.9          128.7          1.09

                                                   Source: Value Line

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                                       8

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AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996

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
                 SHARES                                SECURITY DESCRIPTION                    VALUE
             -------------              --------------------------------------------------  -----------
COMMON STOCKS (75.2%)
BEVERAGES (20.6%)
                                   1,000 Anheuser-Busch Companies, Inc..................... $    75,750
                                  40,400 Coca-Cola Company.................................   2,020,000
                                                                                            -----------
                                                                                              2,095,750
                                                                                            -----------
CONSUMER PRODUCTS (7.4%)
                                   2,200 Gillette Company..................................     140,250
                                   2,500 Philip Morris Companies, Inc......................     224,375
                                  12,900 UST, Inc..........................................     387,000
                                                                                            -----------
                                                                                                751,625
                                                                                            -----------
DIVERSIFIED COMPANIES (3.1%)
                                      10 Berkshire Hathaway, Inc. *........................     313,000
                                                                                            -----------
ENTERTAINMENT (6.6%)
                                  11,772 The Walt Disney Company...........................     671,004
                                                                                            -----------
FINANCIAL SERVICES (6.9%)
                                  15,900 American Express Company..........................     695,625
                                                                                            -----------
FOOD PRODUCTS (2.5%)
                                      40 Earthgrains Company...............................       1,350
                                   4,600 Wrigley (Wm) Jr. Company..........................     248,975
                                                                                            -----------
                                                                                                250,325
                                                                                            -----------
INSURANCE (6.8%)
                                   7,300 American International Group, Inc.................     693,500
                                                                                            -----------
LEISURE/AMUSEMENT (3.5%)
                                   1,355 International Speedway Corporation................     352,300
                                                                                            -----------
MINING (2.7%)
                                   8,000 Franco-Nevada Mining, Ltd.........................     268,952
                                                                                            -----------
MORTGAGE FINANCE (7.9%)
                                   2,300 Federal Home Loan Mortgage Corporation............     203,263
                                  19,200 Federal National Mortgage Association.............     595,200
                                                                                            -----------
                                                                                                798,463
                                                                                            -----------
NEWSPAPERS (1.3%)
                                   2,000 Gannett Company, Inc..............................     134,000
                                                                                            -----------
PUBLISHING (2.4%)
                                   6,000 Readers Digest Association, Inc...................     242,250
                                                                                            -----------

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SEE NOTES TO FINANCIAL STATEMENTS

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AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996

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
                 SHARES                                SECURITY DESCRIPTION                    VALUE
             -------------              --------------------------------------------------  -----------
RESTAURANTS (3.5%)
                                   7,700 McDonald's Corporation............................ $   357,088
                                                                                            -----------
TOTAL COMMON STOCKS (COST $7,179,150).....................................................    7,623,882
                                                                                            -----------
OPTIONS (0.1%)
PURCHASED PUTS (0.1%)
                                  22,000 Standard & Poor's 500 Index Dec $52.50 Puts,
                                         expiring 12/21/96................................        2,750
                                  15,500 Standard & Poor's 500 Index Dec $60.00 Puts,
                                         expiring 12/21/96................................       11,625
                                                                                            -----------
TOTAL OPTIONS (COST $42,390)..............................................................       14,375
                                                                                            -----------

                  FACE
                 AMOUNT
             -------------
TREASURY BILLS (23.6%)
$                                925,000 4.998% yield, due 9/5/96..........................     924,744
                               1,124,000 5.134% yield, due 9/5/96..........................   1,123,689
                                 350,000 5.096% yield, due 11/14/96........................     346,485
                                                                                            -----------
TOTAL TREASURY BILLS (COST $2,394,976)....................................................    2,394,918
                                                                                            -----------
SHORT-TERM HOLDINGS (1.1%)
                                     992 1784 Institutional U.S. Treasury Money Market
                                         Fund.............................................          992
                                 105,033 Dreyfus Government Cash Management Fund...........     105,033
                                   3,639 Forum Daily Assets Treasury Fund..................       3,639
                                                                                            -----------
TOTAL SHORT-TERM HOLDINGS (COST $109,664).................................................      109,664
                                                                                            -----------
TOTAL INVESTMENTS (100.0%) (COST $9,726,180)..............................................  $10,142,839
                                                                                            -----------
                                                                                            -----------

* Non-income producing security.

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SEE NOTES TO FINANCIAL STATEMENTS

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AVALON CAPITAL, INC.
STATEMENT OF ASSETS & LIABLILITIES
AUGUST 31, 1996

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
ASSETS:
    Investments, at value (cost $9,726,180).......  $10,142,839
    Interest, dividends and other receivables.....       6,144
    Organization costs, net.......................      83,433
                                                    ----------
Total assets......................................  10,232,416
                                                    ----------
LIABILITIES:
    Accrued advisory fees.........................       8,771
    Accrued administration fees...................       1,999
    Accrued fees and other expenses...............      41,973
                                                    ----------
Total liabilities.................................      52,743
                                                    ----------
NET ASSETS........................................  $10,179,673
                                                    ----------
                                                    ----------
COMPONENTS OF NET ASSETS:
    Capital paid in...............................  $9,734,999
    Net unrealized appreciation...................     444,674
                                                    ----------
NET ASSETS........................................  $10,179,673
                                                    ----------
                                                    ----------
SHARES OUTSTANDING................................     968,360
                                                    ----------
                                                    ----------
NET ASSET VALUE PER SHARE (market value $10.88)...  $    10.51
                                                    ----------
                                                    ----------

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AVALON CAPITAL, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 1996

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--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividend income..................................................................................  $  56,445
    Interest income..................................................................................    156,104
                                                                                                       ---------
Total investment income..............................................................................    212,549
                                                                                                       ---------
EXPENSES:
    Advisory.........................................................................................     67,607
    Administration...................................................................................     19,536
    Transfer agency..................................................................................     16,148
    Accounting.......................................................................................     28,100
    Legal............................................................................................     23,387
    Auditing.........................................................................................     15,000
    Directors........................................................................................      2,479
    Amortization of organization costs...............................................................     14,724
    Other............................................................................................     25,683
                                                                                                       ---------
Total expenses.......................................................................................    212,664
                                                                                                       ---------
NET INVESTMENT LOSS..................................................................................       (115)
                                                                                                       ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments.................................................................     29,655
    Net unrealized appreciation......................................................................    416,659
                                                                                                       ---------
Net realized and unrealized gain on investments......................................................    446,314
                                                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS...............................................................  $ 446,199
                                                                                                       ---------
                                                                                                       ---------

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SEE NOTES TO FINANCIAL STATEMENTS

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AVALON CAPITAL, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED AUGUST 31, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      AMOUNT
                                                    ----------
NET ASSETS -- NOVEMBER 20, 1995 (a)...............  $  100,000
                                                    ----------
OPERATIONS:
    Net investment loss...........................        (115)
    Net realized gain on investments..............      29,655
    Net unrealized appreciation...................     416,659
                                                    ----------
                                                       446,199
                                                    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income.........................     (22,488)
                                                    ----------
CAPITAL SHARE TRANSACTIONS:
    Sale of shares (b)............................   9,676,913
    Reinvested dividends..........................         402
                                                    ----------
                                                     9,677,315
    Shares repurchased............................     (21,353)
                                                    ----------
                                                     9,655,962
                                                    ----------
NET ASSETS -- AUGUST 31, 1996.....................  $10,179,673
                                                    ----------
                                                    ----------

(a) Commencement of investment operations.

(b) Net of $43,055 offering costs.
--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

                                                                                                    PERIOD ENDED
                                                                                                     AUGUST 31,
                                                                                                      1996(a)
                                                                                                   --------------
Beginning net asset value per share..............................................................   $   10.00
Net realized and unrealized gain on securities...................................................        0.60
Distributions from net investment income.........................................................       (0.04)
Offering cost....................................................................................       (0.05)
                                                                                                      -------
Ending net asset value per share.................................................................   $   10.51
                                                                                                      -------
                                                                                                      -------
Ending market value per share....................................................................   $   10.88
                                                                                                      -------
                                                                                                      -------
Ratios to average net assets:
    Expenses.....................................................................................        3.14%(b)
Total return:
    Based upon net asset value...................................................................        5.48%
    Based upon market value......................................................................        9.18%
Portfolio turnover rate..........................................................................        0.00%
Average brokerage commission rate................................................................   $  0.0450(c)
Net assets at end of period (000's omitted)......................................................   $  10,180

(a) See Note 1 of Notes to Financial Statements for commencement of investment operations.
(b) Annualized.
(c) Amount represents the average commission per share, paid to brokers, on the purchase and sale of portfolio securities.

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SEE NOTES TO FINANCIAL STATEMENTS

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AVALON CAPITAL, LNC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996

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1.  ORGANIZATION

Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

    SECURITY VALUATION -- Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Short-term securities having a maturity of 60 days or less are valued at amortized cost.

    INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS -- Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually.
    Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options.
    Discounts on Treasury Bills purchased are amortized over the life of the respective securities.

    ORGANIZATIONAL COSTS -- The Fund incurred costs in connection with its organization in the amount of $98,157. These costs have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Fund's investment operations.

    FEDERAL INCOME TAX -- The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no provision for Federal income tax provision is required.

3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund.

The administrator of the Fund is Forum Financial Services, Inc. ("Forum"). Pursuant to an Administration Agreement, Forum receives a fee equal to the greater of an annual rate of .25% of the average weekly net assets of the Fund or $25,000 per year. In addition, legal expenses of $1,000 were charged to the Fund by Forum. Forum also serves as distributor of the Fund's shares pursuant to a Distribution Agreement under which it receives no fees.

Forum Financial Corp. ("FFC") serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $12,000 per year plus certain shareholder account fees. FFC is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents, shareholder servicing agents, or processing agents, who may be affiliates of FFC, and who agree to comply with the terms of FFC's agreement with the Fund. FFC also provides fund accounting services to the Fund. For these services, FFC receives a fee of $36,000 per year plus certain amounts based upon the number and types of portfolio transactions within the Fund. Forum and FFC are affiliated companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVALON CAPITAL, LNC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4.  SECURITIES TRANSACTIONS

Cost of purchases of securities (excluding short-term investments) during the period ended August 31, 1996, amounted to $7,367,212. There were no long-term sales or maturities during this period.

The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of August 31, 1996, were $674,290 and $257,631, respectively.

Realized gains and losses on investments sold are recorded on the basis of identified cost.

5.  CAPITAL SHARE TRANSACTIONS

There are 100 million shares of $.001 par value common stock authorized. On November 20, 1996, the Fund issued 619,918 shares in its initial offering. The Fund has a Dividend Reinvestment and Cash Purchase Plan ("Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. During the period ended August 31, 1996, the Fund issued an additional 40 shares in connection with the dividend reinvestment plan. The Fund annually makes offers to holders of its stock to repurchase not less than 5% nor more than 25% of its stock pursuant to rule 23c-3 under the Investment Company Act of 1940. On February 29, 1996, the Fund redeemed 2,071 shares in connection with its annual repurchase of shares, and issued 252,015 shares in connection with its first offering. On a calendar quarter basis, the Fund may offer to sell additional shares to current shareholders and other investors who are not currently shareholders. On March 31, 1996, and June 30, 1996, the Fund issued 79,447 and 9,011 shares, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BOARD OF DIRECTORS AND SHAREHOLDERS OF
AVALON CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avalon Capital, Inc. as of August 31, 1996, the related statements of operations, changes in net assets and the financial highlights for the period November 20, 1995 (commencement of operations) to August 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Avalon Capital, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the above stated period, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
September 27, 1996

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
OTHER INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") is a convenient way to acquire additional shares of Avalon Capital's common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash. You may elect to have your dividends automatically reinvested in shares of the Fund by completing and signing a form of authorization. You may obtain this form by calling the Forum Financial Corp. at
(800) 943-6786.

Participation in the Plan also allows shareholders to make additional investments in the Fund each month. Shareholders wishing to make additional investments through the Plan should send a check to Avalon Capital, Inc., Securities Transfer Services, P.O. Box 8209, Boston, MA 02266-8209. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS -- All of the income dividends paid by the Fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were 25.16%.

SHARE INFORMATION

Avalon Capital's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling Forum Financial Corp. at (800) 943-6786 or (207) 879-0001.

Shares of Avalon Capital are listed for trading on the NASDAQ SmallCap Market System, and trade prices can be found in newspaper tables on days following trades in the Fund's shares. Current quotes are also available from quotation systems or through brokers using the fund's ticker symbol, "MIST".

The net asset value and market price of Avalon Capital shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.

ACCOUNT INFORMATION

If your Avalon Capital shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write Forum Financial Corp., Two Portland Square, Portland, ME 04101, or call (800) 943-6786 or (207) 879-0001.

If you have other questions about Avalon Capital, you may write us at Avalon Capital, Inc., 34 Chambers Street, Princeton, NJ 08542, or call (609) 683-3916.

--------------------------------------------------------------------------------

M This report has been printed on recycled paper.

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--------------------------------------------------------------------------------

                              AVALON CAPITAL, INC.

                                   DIRECTORS
                                William Endicott
                                Daniel E. Hutner
                              Nancy Watson Hutner
                                  Edward Rosen
                                  Donald Smith

                               INVESTMENT ADVISER
                        Hutner Capital Management, Inc.
                               34 Chambers Street
                          Princeton, New Jersey 08542

                         ADMINISTRATOR AND DISTRIBUTOR
                         Forum Financial Services, Inc.
                              Two Portland Square
                             Portland, Maine 04101

                                   CUSTODIAN
                    The First National Bank of Boston, N.A.
                               150 Royall Street
                          Canton, Massachusetts 02021

                                 LEGAL COUNSEL
                               Battle Fowler LLP
                              75 East 55th Street
                            New York, New York 10022

                            INDEPENDENT ACCOUNTANTS
                             Deloitte & Touche LLP
                           Two World Financial Center
                         New York, New York 10281-1414

                         INVESTOR INFORMATION: (800) 943-6786 or
                                         (207) 879-0001

     THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO
        OTHERS WHO HAVE RECEIVED A COPY OF THE AVALON CAPITAL, INC. FUND
                                  PROSPECTUS.

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              AVALON CAPITAL, INC.

                              Avalon Capital, Inc.
                               34 Chambers Street
                              Princeton, NJ 08542
                                  609-683-3916
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